Principal Funds, Inc.

Supplement dated March 13, 2015
to the Statement of Additional Information
dated December 31, 2014 as amended and restated March 10, 2015

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective on or about March 27, 2015, add the following to the list of Sub-Advisors under the “Investment Advisors” heading:

Sub-Advisor:
Macquarie Capital Investment Management LLC is an indirectly wholly owned subsidiary of Macquarie Group Limited and operates as part of Macquarie Asset Management, the asset management division of Macquarie Group Limited.

Fund(s):     a portion of the assets of Diversified Real Asset
Add the following table under the sub-section titled “Funds with Other Sub-Advisors” within the section titled “Sub-Advisory Agreements for the Funds”:

	Net Asset Value of Fund
Fund	First $150 million	Next $150 million	Next $200 million	Over $500 million
Diversified Real Asset (global infrastructure portion) (Macquarie)	0.45%	0.40%	0.35%	0.30%

INTERMEDIARY COMPENSATION
Under the sub-heading “Additional Payments to Intermediaries,” add the following to the list of intermediaries:
Investors Capital Corp
JP Turner & Company
Legend Equities Corporation

APPENDIX C
Add the Macquarie Capital Investment Management LLC proxy voting policy to Appendix C.

Macquarie Capital Investment Management Proxy Voting Policy
(Extracted from the Macquarie Capital Investment Management Compliance Manual - Nov 2014)

VII. Voting Proxies
Where MCIM vote proxies on behalf of its clients, and/or recommends voting action on behalf of its clients MCIM shall do so in a manner that is consistent with the best interest of each of its clients, considered as a group rather than individually, unless it determines that abstaining from the vote would be in the best interest of their clients. For this purpose, “best interest” means in the best economic interest of each client, as investors, without regard to any self-interest which MCIM, its management or affiliates might have in a particular voting matter or any interest which its clients’ may have other than their economic interest, in common, as investors.
MCIM has engaged the services of Institutional Shareholder Services (ISS) to make recommendations to MCIM with respect to voting proxies related to securities managed by MCIM. ISS’ recommendations will be based on ISS’ pre-established voting guidelines.

MCIM will review each ISS recommendation and will generally vote in accordance with such recommendation unless it determines that the recommendation is not in the best interest of MCIM clients and accounts.
In the event that MCIM determines that it is not in the best interest of its clients and accounts to vote, or to vote in accordance with a ISS recommendation, regarding a particular voting matter, MCIM will document its reasons for such determinations.
In the event that MCIM, or an affiliate of MCIM, manages the assets of a company that a client or account holds securities in, MCIM will vote proxies relating to that company’s securities in accordance with ISS’ recommendations to avoid any actual or apparent conflict of interest in the matter.
In the event, apart from the situation described immediately above, that MCIM determines it has an actual, potential or apparent conflict of interest regarding a particular voting matter, it will generally follow the ISS recommendation to ensure that such conflict is avoided. For clients, should MCIM determine that a vote according to ISS’ recommendation regarding such a matter would not be in the best interest of its clients, MCIM will promptly escalate the matter to the client so that voting instructions may be obtained from the client. For accounts that are not separately managed clients, MCIM will vote according to ISS recommendations to avoid a conflict.
MCIM will follow any specific voting procedures adopted by its clients, unless it determines that it is unable to do so. In the event that MCIM is unable, for any reason, to follow specific procedures adopted by its clients, it will document the reasons for its determination and promptly notify the client.
Regulatory Requirements
Under Advisers Act Rule 206(4)-6, it would be a fraudulent, deceptive or manipulative act, practice or course of business for MCIM to exercise voting authority with respect to a client’s securities unless MCIM:
☐ has adopted and implemented written policies and procedures, reasonably designed to ensure that MCIM votes such proxies in the best interest of the client;
☐ has described its proxy voting procedures to its clients and will upon request, furnish a copy of its proxy policies and procedures to the requesting client; and
☐ has provided the client with information on how to obtain MCIM’s proxy voting record.
MCIM achieves compliance with Rule 206(4)-6 by ensuring that the Funds’ Boards of Directors and an appointed representative for any other Accounts approve, and are kept abreast of, any material changes to MCIM’s proxy voting or recommendation processes.
The Funds for whom MCIM provide advisory services are subject to further Company Act shareholder disclosure requirements regarding their actual proxy voting records and the process by which proxies are voted on their behalf. MCIM will assist, the Funds (including any sub-advised Funds) or their respective administrators with the Funds’ annual Company Act Form N-PX filings; as requested.

☐	MCIM’s COO (or designee) is responsible for oversight of the proxy voting process.
☐    The Corporate Actions Department (Sydney) will (i) track the receipt of each proxy; (ii) maintain the recommendations received for each proxy; (iii) maintain a record of the vote or recommendation for each proxy; (iv) monitor on an annual basis the policies and procedures followed by all proxy service providers regarding any actual, potential or apparent conflicts of interest that may have a bearing upon the performance of their retained services; and (v) maintain all required records in accordance with the record-keeping obligations outlined in Appendix 18.6.
☐    The Chief Compliance Officer is responsible for reviewing MCIM’s records to ensure that these policies and procedures are followed.

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